UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2022

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BOULEVARD, SUITE 250
FOSTER CITY, CALIFORNIA 94404
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Non-Employee Director Compensation Policy

On February 16, 2022, upon the recommendation of the Compensation Committee (“Compensation Committee”) of the Board of Directors (the “Board”) of Geron Corporation (the “Company”), the Board approved an amendment to the Company’s Non-Employee Director Compensation Policy to increase the annual nonstatutory stock option grant received by each person who is a non-employee director on the date of each annual meeting of the Company’s stockholders, and who will be continuing as a non-employee director following the date of such annual meeting (other than any non-employee director receiving an initial nonstatutory stock option grant on the date of such annual meeting) from 83,000 to 125,000 shares of the Company’s common stock.

The foregoing description of the Non-Employee Director Compensation Policy, as amended, is not complete and is subject to, and qualified in its entirety by reference to, the complete text of the Non-Employee Director Compensation Policy, as amended, which will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Amendment to 2018 Inducement Award Plan

The Compensation Committee also approved an amendment to increase the reserve of shares of the Company’s common stock under the 2018 Inducement Award Plan from 15,100,000 to 16,100,000 shares of common stock (subject to customary adjustments in the event of a change in capital structure of the Company) to be used exclusively for grants of inducement awards to individuals who were not previously employees or directors of the Company, other than following a bona fide period of non-employment, as a material inducement within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules to each such individual’s entry into employment with the Company. The terms and conditions of the 2018 Inducement Award Plan and the inducement awards to be granted thereunder are substantially similar to the Company’s stockholder-approved 2018 Equity Incentive Plan.

The foregoing description of the 2018 Inducement Award Plan, as amended, is not complete and is subject to, and qualified in its entirety by reference to, the complete text of the 2018 Inducement Award Plan, as amended, which will be filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: February 18, 2022	By:/s/ Stephen Rosenfield
Stephen N. Rosenfield
Executive Vice President, Chief Legal Officer
and Corporate Secretary